Exhibit 10.2

EIGHTH AMENDMENT TO RESTATED LOAN AGREEMENT

THIS EIGHTH AMENDMENT (“Amendment”) to Restated Loan Agreement dated November 26, 2013, as modified by joinder dated December 12, 2014, amended on May 29, 2015, August 7, 2015, August 5, 2016, August 1, 2017, February 28, 2018, August 1, 2018, and August 1, 2019 (“Agreement”) is made by and between FIFTH THIRD BANK, NATIONAL ASSOCIATION (formerly known as Fifth Third Bank) (“Lender”), INNOVATIVE FOOD PROPERTIES, LLC, a Delaware limited liability company (“Borrower”), and INNOVATIVE FOOD HOLDINGS, INC., a Florida corporation, FOOD INNOVATIONS, INC., a Florida corporation, GOURMET FOODSERVICE GROUP, INC., a Florida corporation, ARTISAN SPECIALTY FOODS, INC., a Delaware corporation, 4 THE GOURMET, INC., a Florida corporation, HALEY FOOD GROUP, INC., a Florida corporation, GOURMET FOODSERVICE GROUP WAREHOUSE, INC., a Florida corporation, ORGANIC FOOD BROKERS, LLC, a Colorado limited liability company, INNOVATIVE GOURMET, LLC, a Delaware limited liability company, FOOD FUNDING, LLC, a Delaware limited liability company, P INNOVATIONS LLC, a Florida limited liability company, and M FOODS INNOVATIONS LLC, a Delaware limited liability company (collectively, with Borrower, “Obligors”), as of November _____, 2019 (“Amendment Date”).

RECITALS:

WHEREAS, the Agreement governs six credit facilities established by Lender, consisting of a term loan in the original principal sum of FIVE HUNDRED FORTY-SIX THOUSAND and 00/100 DOLLARS ($546,000.00) (“Loan 1”); a revolving loan in the maximum principal sum ONE MILLION and 00/100 DOLLARS ($1,000,000.00), which was renewed and increased to ONE MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($1,500,000.00), which was renewed and increased to TWO MILLION and 00/100 DOLLARS (2,000,000.00) (“Loan 2”); a term loan in the original principal sum of ONE MILLION and 00/100 DOLLARS ($1,000,000.00) (“Loan 3”) which has been paid out; a term loan in the original principal sum of NINE HUNDRED EIGHTY THOUSAND and 00/100 DOLLARS ($980,000.00) (“Loan 4”); a term loan in the original principal sum of ONE MILLION TWO HUNDRED THOUSAND and 00/100 DOLLARS ($1,200,000.00) (“Loan 5”) which has paid out; a term loan in the original principal sum of ONE MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($1,500,000.00) (“Loan 6”) which has been paid out; and

WHEREAS, Obligor and Lender have agreed to amend the Agreement to establish a seventh credit facility for Borrower in the principal sum of FIVE MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($5,500,000.00) (“Loan 7”) secured by that certain real estate located in the state of Pennsylvania and the personalty associated therewith; and

WHEREAS, Obligor and Lender desire to set forth the mutually agreed upon amended terms and conditions to the Agreement for the additional credit facility.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     The following Definitions are hereby amended to add or be redefined:

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Eighth Amendment to Restated Loan Agreement

a.     “Business Day" shall mean (i) with respect to all notices and determinations in connection with the LIBOR Rate, any day (other than a Saturday or Sunday) on which commercial banks are open in London, England, New York, New York, and Cincinnati, Ohio for dealings in deposits in the London Interbank Market; and (ii) in all other cases, any day on which commercial banks in Cincinnati, Ohio are required by law to be open for business; provided that, notwithstanding anything to the contrary in this definition of “Business Day”, at any time during which a Rate Management Agreement with Lender is then in effect with respect to all or a portion of the Notes, then the definitions of “Business Day” and “Banking Day”, as applicable, pursuant to such Rate Management Agreement shall govern with respect to all applicable notices and determinations in connection with such portion of the Notes subject to such Rate Management Agreement. Periods of days referred to in the Notes will be counted in calendar days unless Business Days are expressly prescribed.

b.     “Event of Default” shall mean any of the events specified in Article VII of the Agreement, including but not limited to, any default under Note 7, the Pennsylvania Mortgage or any other Loan Document.

c.     "Fixed Charge Coverage Ratio" shall mean the ratio of (a) Borrowers' consolidated EBITDA plus rent and operating lease payments, less cash taxes paid, distributions, dividends and capital expenditures (other than Capital Expenditures financed with the proceeds of purchase money Indebtedness or Capital Leases to the extent permitted hereunder) and other extraordinary items for the twelve month period then ending to (b) the consolidated sum of (i) Borrowers' interest expense, and (ii) all principal payments with respect to Indebtedness that were paid or were due and payable by all of Borrowers' consolidated entities during the period plus rent and operating lease expense incurred in the same such period. Lender recognizes that certain add-backs, including shareholder compensation, are permitted.

d.     “Loans” shall mean Loan 1, Loan 2, Loan 4, and Loan 7 and each other loan governed by this Agreement, all of which shall be cross-defaulted and cross-collateralized. The term “Loan” may refer to any of the Loans, individually.

e.     "Loan 7" shall mean the loan term established pursuant to Section 2.1. G of the Agreement.

f.     “Loan Commitment Letter” shall include the letter dated October 3, 2019.

g.     “Loan Documents” shall mean this Agreement, each Note, each Mortgage, any and all Rate Management Agreements, the Security Instruments, the Financing Statements, the Loan Commitment Letter, each Environmental Agreement and any other documents, agreements, certificates, schedules, statements and opinions, however described, referenced herein or executed or delivered pursuant hereto or in connection with or arising with the Loan or the transactions contemplated by this Agreement.

h.     “Maturity Date” as to Loan 1 shall mean February 28, 2023, as to Loan 2 shall mean August 1, 2021, as to Loan 4 shall mean May 29, 2020, and as to Loan 7 shall mean September 2, 2025.

i.     “Note 7” shall mean the promissory note dated the Amendment Date in the principal sum of FIVE MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($5,500,000.00), and all renewals, modifications, substitutions, amendments and consolidations thereto.

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Eighth Amendment to Restated Loan Agreement

j.     “Notes” shall mean Note 1, Note 2, Note 4, Note 7 and each other note executed and delivered pursuant to this Agreement. The term “Note” may refer to any of the Notes, individually.

k.     “Obligations” shall mean all payment and performance duties, obligations and liabilities of Obligor to Lender, however and wherever incurred or evidenced, whether primary or secondary, direct or indirect, absolute or contingent, sole or joint and several, or due or to become due under or pursuant to the Loan Documents and all renewals, modifications or extensions thereof, including without limitation, all Rate Management Obligations. Obligations do not include Excluded Swap Obligations.

l.     “Pennsylvania Mortgage” shall mean the real estate mortgage dated the Amendment Date encumbering the Pennsylvania Real Estate Security.

m.     “Pennsylvania Real Estate Security” shall mean the real property and improvements described on Exhibit “A” of this Amendment.

n.     “Rate Management Agreement” shall mean any agreement, device or arrangement providing for payments which are related to fluctuations of interest rate, exchange rates, forward rates, or equity prices, including but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and any agreement pertaining to equity derivative transactions (e.g. equity or equity index swaps, options, caps, floors, collars and forwards) including without limitation any ISDA Master Agreement between Obligor and Lender or any affiliate of Lender, and any schedules, confirmations and documents and other confirming evidence between the parties confirming transactions thereunder, all whether now existing or hereafter arising, and in each case as amended, modified or supplemented from time to time. Any time during which a Rate Management Agreement is then in effect with respect to the Note, the provisions contained in the Note which round up to the interest rate shall be disregarded and no longer of any force and effect, notwithstanding anything to the contrary contained in the Note.

o.     “Rate Management Obligations” shall mean any and all obligations of Obligor to Lender or any affiliate of Lender, whether absolute, contingent and howsoever and whensoever (whether now or hereafter) created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefore), under or in connection with (i) any and all Rate Management Agreements, and (ii) any and all cancellations, buy-backs, reversals, terminations or assignments of any Rate Management Agreement.

p.     “Security Instruments” shall mean the Mortgage, the Illinois Mortgage, the Pennsylvania Mortgage, each Collateral Assignment of Rents, each Security Agreement, all Uniform Commercial Code financing statements, and any and all other documents evidencing a pledge of assets to secure the Indebtedness.

2.      .      Paragraph A of Section 1.5 of the Agreement is hereby amended to read:

A. Interest on Loan 1 shall, until an Event of Default or maturity, accrue interest at the LIBOR Rate plus 3.00%. Interest on Loan 2 shall, until an Event of Default or maturity, accrue interest at the LIBOR Rate plus 3.250%. Interest on Loan 4 shall, until an Event of Default or maturity, accrue interest at the LIBOR Rate

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Eighth Amendment to Restated Loan Agreement

plus 2.750%. Interest on Loan 7 shall, until an Event of Default or maturity, accrue interest at the LIBOR Rate plus 2.750%.

3.     Paragraph G is hereby added to Section 2.1 of the Agreement to read:

G. Loan 7. Lender agrees, upon the terms and conditions set forth in the Agreements, and in reliance upon the representations and warranties made under the Agreement and in this Amendment, to loan to Borrower the amount of FIVE MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($5,500,000.00). At Closing, Lender shall disburse the Loan 7 proceeds for Borrower's acquisition and non-residential land and office/warehouse space in Pennsylvania. In consideration of Lender making Loan 7, Borrower shall pay Lender a loan commitment fee of THIRTEEN THOUSAND SEVEN HUNDRED FIFTY and 00/100 DOLLARS ($13,750.00) and a one-time note processing fee of EIGHT HUNDRED and 00/100 DOLLARS ($800.00), of which FOUR HUNDRED and 00/100 DOLLARS ($400.00) shall be waived by Lender at Closing. Borrower shall pay all expenses, taxes, and fees incurred in connection with the documentation, underwriting and Closing of Loan 7 and this Amendment, including but not limited to, Lender's attorneys' fees, recording fees, lien search fees, UCC fees, appraisal fees, and other reasonable fees and expenses as may be required.

4.     Paragraph A of Section 2.4 of the Agreement is hereby amended to add sub-paragraph 6 to read:

A. 6. As Collateral for Loan 7, a first priority perfected lien on the Pennsylvania Real Estate Security and improvements thereon. In connection with the execution and delivery of the Pennsylvania Mortgage, delivery of a Title Insurance Policy insuring that the Pennsylvania Real Estate Security is owned by Borrower free and clear of all liens and encumbrances other than the Permitted Exceptions and insuring the lien of the Pennsylvania Mortgage as a first mortgage lien in the amount of FIVE MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($5,500,000.00). Borrower further grants Lender a security interest in that portion of the Personal Property used in or in connection with the Pennsylvania Real Estate Security.

5.     Section 5.21 is hereby added to the Agreement to read:

SECTION 5.21 Borrower shall do all things reasonably necessary, within ninety (90) days of the Amendment Date (the “Setback Cure Period”), (i) to render the current violation of the applicable building setbacks along the easterly boundary of the Pennsylvania Real Estate Security (the “Setback Violations”) a legal non-conforming use, or (ii) to obtain and deliver to Lender confirmation by applicable governmental authority that the Setback Violations are excused or otherwise not actionable. In the event Borrower shall be unable to satisfy the requirements of this Section 5.21 within the Setback Cure Period and provided Borrower shall have pursued such requirements in good faith using its reasonable best efforts, then Borrower shall have an additional period not to exceed ninety (90) days (the “Extended Setback Cure Period”) to satisfy the requirements of this Section 5.21, failing which Lender may, at Borrower's expense, (1) reappraise the Pennsylvania Real Estate Security to determine the reduction in value, if any, of the Pennsylvania Real Estate Security caused by the existence of the Setback Violations, and (2) notify Borrower of the amount of a principal reduction payment to be paid by Borrower immediately upon written notice sufficient to satisfy Lender's loan to value limitation for the Pennsylvania Real Estate Security.

6.     Section 6.7 of the Agreement is hereby amended to read:

Except as may be approved in writing by Lender in advance, Borrower shall not incur, create, assume or permit to exist any new Debt other than the indebtedness represented by the Loan except additional Debt

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Eighth Amendment to Restated Loan Agreement

to the Lender and new Debt not to exceed FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($500,000.00).

7.     Additional Representations, and Warranties of the Obligors. Obligors hereby make the following additional representations and warranties under Article IV, to the Lender:

a.     No Change. Since the Statement Date there has been no material adverse change in the good standing, business, operations, assets, or financial or other condition of Obligors except as specifically disclosed to Lender in writing or in financial statements delivered by Obligors to Lender since the Statement Date. Since the Statement Date, no Obligor has entered into, incurred, or assumed any long-term debt, mortgages, material leases or oral or written commitments, nor commenced any significant project, nor made any purchase or acquisition of any significant property.

b.     No Legal Bar. The execution, delivery, and performance of the Loan Documents and specifically this Amendment and the documents associated with Loan 2 and the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of any Obligor.

c.     No Material Litigation. There is no litigation, investigation, or proceeding (including, without limitation, claims arising out of violation of any Environmental Laws or improper use or disposal of any Hazardous Substances) of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Obligor threatened by or against any Obligor, or against any of such parties' properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property, or financial or other condition of such Obligor.

d.     Taxes.

(i)     Each Obligor has filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their property other than taxes that are being contested in good faith by appropriate proceedings and as to which such Obligor has established adequate reserves.

(ii)     Lender and Obligors believe that since Note 7 is not secured by Florida real estate, the documentary stamp tax due under Florida law in connection with the new obligations created by Note 7 is limited to the amount of TWO THOUSAND FOUR HUNDRED FIFTY and 00/100 DOLLARS ($2,450.00), pursuant to §201.08(1) of the Florida Statutes (2019) (“Tax”). Obligors, jointly and severally, warrant that they will pay to the Lender, its successors and assigns, all sums of money, with interest at the rate equal to the Default Rate, which the Lender shall or may advance, pay or cause to be paid, or become liable to pay, on account of or in connection with the failure to pay any documentary stamp taxes on Note 7 in excess of the Tax and any interest and penalties associated with such Tax. Obligors will make such payment to the Lender within ten (10) days of Lender's demand therefore, whether Lender shall have paid out such sum, or any part thereof or not. Upon receipt of such payment by the Lender, the Lender agrees to remit such payments to the appropriate Governmental Authority, if not previously paid. In any accounting which may be had between the Lender and Obligors, Lender shall be entitled to charge for any and all disbursements in and about the matters herein contemplated made by it in good faith, under the belief that it is or was liable for the Tax so assessed. Obligors waive any defense to an action by Lender to enforce payment of

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Eighth Amendment to Restated Loan Agreement

Loan 7 and collection of any Indebtedness based upon nonpayment of any documentary stamp tax on Note 7.

e.     Assets. Each Obligor has good and marketable title to all property and assets reflected in the most current Financial Statements, except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to the respective dates thereof. No Obligor has any outstanding liens on any of their properties or assets nor are there any security agreements to which either of them is a party, or title retention agreements, whether in the form of leases or otherwise, of any personal property except as reflected in the most current Financial Statements.

8.     Obligors acknowledge they have no claims of offset or defenses to the Indebtedness and hereby confirm that there has been no Event of Default under the Agreement or any other Loan Document. Obligors waive any and all claims of offset or defenses to the Loan Documents and the Indebtedness as a condition to the extension of the credit represented by Loan 7 by Lender hereunder.

9.     These covenants shall be deemed supplemental to the covenants contained within the Agreement unless they expressly conflict with such covenants in which event these provisions shall prevail.

10.     This Amendment may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

11.     Notwithstanding any other provisions of any Loan Documents to the contrary, absent requirements of conflicts of laws, the terms and conditions of this Amendment and the Loan Documents shall be governed by the laws of the State of Florida.

12.     In all other respects, Obligors and Lender hereby ratify and confirm the terms and conditions of the Agreement.

[SIGNATURE PAGES FOLLOW]

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Eighth Amendment to Restated Loan Agreement

IN WITNESS WHEREOF, the parties have executed or caused this Amendment to be executed effective on the Amendment Date.

Signed, sealed and delivered in the presence of:

WITNESSES:	BORROWER:

INNOVATIVE FOOD PROPERTIES, LLC,
a Delaware limited liability company

By:
Witness #1 Signature	Derrick Ayers, Controller

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

WITNESSES:	OBLIGORS:

INNOVATIVE FOOD HOLDINGS, INC.,
a Florida corporation

By:
Witness #1 Signature	Derrick Ayers, Controller

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

[SIGNATURE PAGES CONTINUE]

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Eighth Amendment to Restated Loan Agreement

FOOD INNOVATIONS, INC.,
a Florida corporation

By:
Witness #1 Signature	Derrick Ayers, Controller

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

GOURMET FOODSERVICE GROUP, INC.,
a Florida corporation

By:
Witness #1 Signature	Derrick Ayers, Controller

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name
ARTISAN SPECIALTY FOODS, INC.,
a Delaware corporation

By:
Witness #1 Signature	Derrick Ayers, Controller

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

[SIGNATURE PAGES CONTINUE]

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Eighth Amendment to Restated Loan Agreement

4 THE GOURMET, INC.,
a Florida corporation

By:
Witness #1 Signature	Derrick Ayers, Controller

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

HALEY FOOD GROUP, INC.,
a Florida corporation

By:
Witness #1 Signature	Derrick Ayers, Controller

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name
GOURMET FOODSERVICE GROUP WAREHOUSE, INC.,
a Delaware corporation

By:
Witness #1 Signature	Derrick Ayers, Controller

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

[SIGNATURE PAGES CONTINUE]

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Eighth Amendment to Restated Loan Agreement

ORGANIC FOOD BROKERS, LLC,
a Colorado limited liability company

By:
Witness #1 Signature	Derrick Ayers, Controller

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

INNOVATIVE GOURMET, LLC,
a Delaware limited liability company

By:
Witness #1 Signature	Derrick Ayers, Controller

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name
FOOD FUNDING, LLC,
a Delaware limited liability company

By:
Witness #1 Signature	Derrick Ayers, Controller

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

[SIGNATURE PAGES CONTINUE]

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Eighth Amendment to Restated Loan Agreement

P INNOVATIONS LLC,
a Florida limited liability company

By:
Witness #1 Signature	Derrick Ayers, Controller

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

M FOODS INNOVATIONS LLC,
a Delaware limited liability company

By:
Witness #1 Signature	Derrick Ayers, Controller

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

[SIGNATURE PAGES CONTINUE]

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Eighth Amendment to Restated Loan Agreement

WITNESSES:	LENDER:

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By:
Witness #1 Signature	Timothy J. Reiter, Senior Vice President

Witness #1 Printed Name

Witness #2 Signature

Witness #2 Printed Name

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Eighth Amendment to Restated Loan Agreement

Exhibit “A”

ALL that certain piece or parcel of land situate in the Township of Wright, County of Luzerne and Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a point in the Easterly right of way line of Oak Hill Road, a County Road, at its point of intersection with the Southwesterly sideline of a 150 foot wide right of way of the Pennsylvania Power and Light Company, said point being also the most Northwesterly corner of lands of Dana Perfumes Corporation; thence along the Easterly and then Southerly right of way line of Oak Hill Road by the following 2 lines:   1. By a curve to the right having a radius of 552.65 feet, an arc length of 664.18 feet, and a chord bearing distance of North 42° 58' 15” East, 624.92 feet to a point; 2. Thence North 77° 24' East 387.85 feet to a set iron pin corner in the Westerly sideline of lands conveyed by the Greater Wilkes-Barre Industrial Fund, Inc., to Pennsylvania Power and Light Company by deed dated July 9, 1954, and recorded in Luzerne County Deed Book 1242, page 133; thence along said lands South 1° 54' East 1,029.21 feet to a set iron pin corner in the Northeasterly sideline of the 150 foot wide right of way of the Pennsylvania Power and Light Company; thence along the Northeasterly sideline of said right of way South 50° 58' East 264.75 feet to a point, said point being the Southeasterly corner of the aforesaid lands conveyed to Pennsylvania Power and Light Company; thence crossing said 150 foot wide right of way South 1° 54' East 198.55 feet to a point in the Southwesterly sideline of said 150 foot wide right of way of the Pennsylvania Power and Light Company, said point being also the Northeasterly corner of lands of Dana Perfumes Corporation; thence along the Northeasterly line of land of Dana Perfumes Corporation and the Southwesterly sideline of said 150 feet wide right of way North 50° 58' West 1,352.80 feet to the point of BEGINNING.

Being Tax Parcel No. 64M900A05D000.

CONTAINING fifteen and twelve one-thousandths (15.012) acres of land more or less, and being part of the Casper Engler Warrant.

SUBJECT, however, to the one hundred fifty (150) foot wide electric line right of way located along the Southwesterly line of the herein described parcel, said right of way having been granted to Pennsylvania Power and Light Company by Scranton-Spring Brook Water Service Company by an unrecorded instrument dated June 1, 1958.

SUBJECT, however, to a twenty (20) foot wide right of way for sanitary sewer purposes crossing the herein described parcel, as granted by the Greater Wilkes-Barre Industrial Fund, Inc., to the Mountaintop Area Joint Sanitary Authority by Agreement dated September 3, 1976, and recorded in Luzerne County Deed Book 1935 at page 619.

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Eighth Amendment to Restated Loan Agreement